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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                           Form 8-K

               Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):
                   December 5, 1996


                QUANTUM FINANCIAL HOLDINGS, INC.
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  (Exact name of registrant as specified in its charter)


        Maryland                  0-26440        52-1919323
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(State or other jurisdiction   (Commission    (I.R.S. Employer
of incorporation)              File Number)   Identification No.)


4023 Annapolis Road, Baltimore, Maryland              21227
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:(410) 789-6882
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                         Not Applicable
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 (Former name or former address, if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountants

    (b)  On December 5, 1996, the Registrant engaged Wooden &
         Benson, Chartered, as its independent accountant.  The
         Registrant has not consulted Wooden & Benson, Chartered, concerning any of the matters set forth in Item
         304(a)(2) of Regulation S-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         None.
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                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                QUANTUM FINANCIAL HOLDINGS, INC.




Date:  December 5, 1996         By: /s/ Richard W. Kraus
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                                    Richard W. Kraus
                                    President